[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


[Graphic Omitted]


                              MFS(R) SPECIAL
                              VALUE TRUST

                              ANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 21
Independent Auditors' Report  ............................................. 28
Trustees and Officers ..................................................... 30

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years in the investment management business, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades.
(A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings
Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

[Jeffrey L. Shames Signature]
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

November 16, 2000

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
Robert J. Manning

Dear Shareholders,
For the 12 months ended October 31, 2000, the trust provided a total return of -4.33% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was -5.09%. During the same period, the trust's benchmark, the Lehman Brothers High Yield Bond Index, an unmanaged index of below- investment-grade corporate debt, returned -1.61%.

During the period, the trust maintained its annual distribution rate of 11%, or $1.65 based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through income earned from dividends, bond coupon payments, short- and long-term capital gains, and paid-in capital.

As of October 31, 2000, approximately 44% of the portfolio was invested in high-yield securities, 42% was invested in common stocks, 5% in emerging markets debt, 1.5% in "BB"-rated commercial mortgage-backed securities, and 7.5% was held in cash.

Given persistent weakness in the high-yield and equity markets, we maintained a relatively large cash position in order to take advantage of opportunities that could quickly emerge in the market. We also tried to use the market's volatility to selectively add to positions in the high-yield market that we viewed as attractively valued. Within our holdings in high-yield securities, we maintained our overweighted exposure to telecommunications, and media companies.

On the equity side, we continued to concentrate our holdings and research on what we believe to be potential turnaround situations. In our view, these holdings have an above-average chance of improving their business operations and providing significant returns if the market begins to recognize their improving fundamentals.

Another strategy we employed in an effort to improve performance was to sell call options against one of our largest equity positions.

The overall strategy for the portfolio continues to be based upon our extensive bottom-up fundamental research and value-oriented investment style. While the recent market environment has been difficult, we believe this approach helps us to find compelling opportunities in both the equity and high-yield marketplaces over the long run.

Respectfully,

/s/ [Robert J. Manning]
Robert J. Manning
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

ROB JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To maintain an annual distribution rate of 11% based on the original offering price, while also seeking opportunities for capital appreciation.

NEW YORK STOCK EXCHANGE SYMBOL: MFV

   PERFORMANCE SUMMARY

   (For the year ended October 31, 2000)

   NET ASSET VALUE PER SHARE
   October 31, 1999                                                  $14.34
   October 31, 2000                                                  $11.67

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 1999                                                  $16.75
   November 2, 1999 (high)*                                          $16.75
   April 14, 2000 (low)*                                             $13.00
   October 31, 2000                                                  $13.75

   *For the period November 1, 1999, through October 31, 2000.

NOTES TO PERFORMANCE SUMMARY

The trust may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price flucuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2000, our records indicate that there are 876 registered shareholders and approximately 6,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the annual meeting of shareholders of MFS(R) Special Value Trust, which was held on October 19, 2000, the following actions were taken:

ITEM 1. The election of Lawrence H. Cohn, M.D., Abby M. O'Neill, and Ward Smith as Trustees of the trust.

NOMINEE                                              FOR    WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.                     5,412,842.888            45,287.816
Abby M. O'Neill                            5,409,705.925            48,424.779
Ward Smith                                 5,409,705.925            48,424.779

Trustees continuing in office who were not subject to re-election at this meeting are Marshall N. Cohan, Sir J. David Gibbons, Walter E. Robb III, Arnold D. Scott, Jeffrey L. Shames, and J. Dale Sherratt.

ITEM 2. The ratification of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2001.

                                                              NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                              5,363,631.831
Against                                                             14,828.000
Abstain                                                             79,670.873

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Bonds - 44.2%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 32.9%
  Building - 0.6%
    Formica Corp., 10.875s, 2009                                        $  1,000           $   430,000
------------------------------------------------------------------------------------------------------
  Chemicals - 2.3%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                   $    950           $   871,625
    Sterling Chemicals, Inc., 11.25s, 2007                                 1,000               530,000
    Sterling Chemicals, Inc., 0s to 2001, 13.5 to 2008                     1,100               308,000
                                                                                           -----------
                                                                                           $ 1,709,625
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    General Binding Corp., 9.375s, 2008                                 $  1,000           $   770,000
    Samsonite Corp., 10.75s, 2008                                          1,000               767,500
                                                                                           -----------
                                                                                           $ 1,537,500
-----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.0%
    Gaylord Container Corp., 9.75s, 2007                                $    970           $   640,200
    Gaylord Container Corp., 9.875s, 2008                                  1,900               570,000
    Riverwood International Corp., 10.875s, 2008                           1,000               910,000
    U.S. Timberlands, 9.625s, 2007                                         1,000               897,500
                                                                                           -----------
                                                                                           $ 3,017,700
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 2.0%
    Morgan Stanley Capital, Inc., 7.738s, 2039                          $  1,070           $   826,786
    Nationslink Funding Corp., 5s, 2009                                    1,000               691,094
                                                                                           -----------
                                                                                           $ 1,517,880
------------------------------------------------------------------------------------------------------
  Energy - 2.1%
    Continental Resources, Inc., 10.25s, 2008                           $    750           $   671,250
    Forest Oil Corp., 10.5s, 2006                                            920               933,800
                                                                                           -----------
                                                                                           $ 1,605,050
------------------------------------------------------------------------------------------------------
  Industrial - 3.3%
    Haynes International, Inc., 11.625s, 2004                           $  1,000           $   700,000
    Numatics, Inc., 9.625s, 2008                                           1,000               765,000
    Simonds Industries, Inc., 10.25s, 2008                                   500               350,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                     985               709,200
                                                                                           -----------
                                                                                           $ 2,524,200
------------------------------------------------------------------------------------------------------
  Media - 6.9%
    American Lawyer Media Holdings, Inc., 0s to 2002,
      12.25s to 2008                                                    $    765           $   497,250
    CD Radio, Inc., 14.5s, 2009                                              900               756,000
    Golden Books Publishing, Inc., 10.75s, 2004                            1,168               292,023
    Marvel Holdings, Inc., 0s, 2000(+)*                                    2,885                     0
    NTL Communications Corp., 0s to 2003, 12.375s to 2006                  1,400               784,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                    2,000             1,422,500
    United International Holdings, 0s to 2003, 10.75s to 2008              2,435             1,461,000
                                                                                           -----------
                                                                                           $ 5,212,773
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 4.9%
    Doe Run Resources Corp., 11.25s, 2005                               $    750           $   375,000
    Metallurg Holdings, Inc., 0s to 2003, 12.75s to 2008                   2,600               663,000
    Metallurg, Inc., 11s, 2007                                             1,250               993,750
    Metals Management, Inc., 10s, 2008                                     1,500               210,000
    Northwestern Steel & Wire Co., 9.5s, 2001                              1,425               644,813
    Renco Steel Holdings, Inc., 10.875s, 2005                                925               777,000
                                                                                           -----------
                                                                                           $ 3,663,563
------------------------------------------------------------------------------------------------------
  Retail - 1.3%
    J. Crew Group, Inc., 0s to 2002, 13.125s to 2008                    $  1,675           $   971,500
------------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006+**                 $  1,500           $    28,125
    Penn Traffic Co., 11s, 2009                                                9                 7,076
                                                                                           -----------
                                                                                           $    35,201
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.5%
    AMSC Acquisition Co., Inc., 12.25s, 2008                            $    845           $   621,075
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                            865               294,100
    Leap Wireless International, Inc., 0s to 2005, 14.5s to 2010           2,000               710,000
    McCaw International Ltd., 0s to 2002, 13s to 2007                        725               522,000
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                 1,000               516,250
                                                                                           -----------
                                                                                           $ 2,663,425
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            24,888,417
------------------------------------------------------------------------------------------------------
Foreign Bonds - 11.3%
  Canada - 0.5%
    International Utility Structures, 10.75s, 2008
      (Utilities - Electric)                                            $    475           $   342,000
------------------------------------------------------------------------------------------------------
  Greece - 0.8%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                                $    750           $   562,500
------------------------------------------------------------------------------------------------------
  Luxembourg - 1.7%
    Millicom International Cellular, 0s to 2001, 13.50s to
      2006 (Telecommunications)                                         $  1,000           $   845,000
    PTC International Finance II S.A., 11.25s, 2009 (Telecommunications)     500               450,000
                                                                                           -----------
                                                                                           $ 1,295,000
------------------------------------------------------------------------------------------------------
  Mexico - 0.8%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                              $  1,000           $   630,000
------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Completel Europe N.V. 0s to 2004, 14s to 2009
      (Telecommunications)                                              $  2,000           $   900,000
------------------------------------------------------------------------------------------------------

Foreign Bonds - continued
  Russia - 2.0%
    Russian Federation, 8.25s, 2010##                                   $    164           $   105,244
    Russian Federation, 2.5s, 2030##                                       3,826             1,425,185
                                                                                           -----------
                                                                                           $ 1,530,429
------------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    Tele1 Europe BV, 13s, 2009 (Telecommunications)                     $  1,000           $   840,000
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.2%
    British Telecom PLC, 11.875s, 2008
      (Telecommunications)                                              $    650           $   759,681
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008
      (Telecommunications)                                                   750               142,500
    Jazztel PLC, 14s, 2009 (Telecommunications)                            1,000               750,000
    Ono Finance PLC, 13s, 2009 (Media)                                     1,000               770,000
                                                                                           -----------
                                                                                           $ 2,422,181
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $ 8,522,110
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $45,486,544)                                                  33,410,527
------------------------------------------------------------------------------------------------------
Stocks - 38.4%
------------------------------------------------------------------------------------------------------
                                                                          SHARES
------------------------------------------------------------------------------------------------------
U.S. Stocks - 32.0%
  Aerospace - 3.3%
    B.E. Aerospace, Inc.*                                                 80,200           $ 1,323,300
    Moog, Inc., "A" *                                                     39,750             1,157,719
                                                                                           -----------
                                                                                           $ 2,481,019
------------------------------------------------------------------------------------------------------
  Building - 2.1%
    Associate Materials, Inc.                                             70,000           $   962,500
    Atlantic Gulf Communities Corp.+*                                        250                    15
    Walter Industries, Inc.*                                              79,600               592,025
                                                                                           -----------
                                                                                           $ 1,554,540
------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Applied Extrusion Technologies, Inc.*                                 57,500           $   176,094
------------------------------------------------------------------------------------------------------
  Conglomerates - 14.9%
    Tyco International Ltd.                                              198,512            11,253,149
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Westpoint Stevens, Inc., "A"*                                         75,500           $   542,656
------------------------------------------------------------------------------------------------------
  Containers - 1.3%
    Atlantis Plastics, Inc.*                                             116,550           $   509,906
    Gaylord Container Corp.*                                             226,000               494,375
                                                                                           -----------
                                                                                           $ 1,004,281
------------------------------------------------------------------------------------------------------
  Machinery
    Thermadyne Holdings Corp.*                                             7,554           $    37,770
------------------------------------------------------------------------------------------------------
  Media - 0.2%
    Cumulus Media, Inc.*                                                  21,000           $   131,250
    Golden Books Family Entertainment, Inc.*                              53,266                26,633
                                                                                           -----------
                                                                                           $   157,883
------------------------------------------------------------------------------------------------------
  Metals and Mining - 0.6%
    MAXXAM, Inc.*                                                         23,000           $   437,000
------------------------------------------------------------------------------------------------------
  Photographic Products
    Anacomp, Inc.*                                                       108,663           $    18,473
------------------------------------------------------------------------------------------------------
  Retail - 0.5%
    Musicland Stores Corp.*                                               50,000           $   406,250
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Ingles Markets, Inc., "A"                                             88,300           $   871,962
    Marsh Supermarkets                                                    42,700               539,088
                                                                                           -----------
                                                                                           $ 1,411,050
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.4%
    Adelphia Business Solutions, Inc.                                     40,000           $   250,000
    Commonwealth Telephone Enterprises, Inc.*                             35,133             1,216,480
    Crown Castle International Corp.*                                     26,000               788,125
    PSINet, Inc.*                                                         41,600               276,900
                                                                                           -----------
                                                                                           $ 2,531,505
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.9%
    El Paso Electric Co.*                                                179,700           $ 2,154,603
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           24,166,273
------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.4%
  Canada - 0.9%
    Gulf Canada Resources Ltd. (Oil Services)*                           106,500           $   452,625
    International Utility Structures (Utilities -
      Electric)*                                                         254,700               208,497
                                                                                           -----------
                                                                                           $   661,122
------------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    Completel Europe N.V. (Telecommunications)*                          100,000           $   750,000
------------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                   17,612           $   138,694
------------------------------------------------------------------------------------------------------
  United Kingdom - 4.3%
    News Corp. Ltd., ADR (Entertainment)                                  90,217           $ 3,264,728
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 4,814,544
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $20,430,809)                                                28,980,817
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s                                       1,266           $         0
------------------------------------------------------------------------------------------------------
  Media - 1.4%
    Paxon Communications Corp., 13.25s                                       121           $ 1,089,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 4.3%
    Crown Castle International Corp., 12.75s                               1,167           $ 1,166,417
    Global Crossings Holdings Ltd., 10.5s                                 10,000               990,000
    Nextel Communications, Inc., 11.125s                                   1,088             1,064,064
                                                                                           -----------
                                                                                           $ 3,220,481
------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $5,001,226)                                       $ 4,309,481
------------------------------------------------------------------------------------------------------
Convertible Bonds - 1.3%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    Lomak Petroleum, Inc., 6s, 2007                                     $    500           $   345,000
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Telewest Finance Ltd., 6s, 2005                                     $    960           $   666,000
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $989,757)                                        $ 1,011,000
------------------------------------------------------------------------------------------------------
Warrants - 0.9%
------------------------------------------------------------------------------------------------------
                                                                          SHARES
------------------------------------------------------------------------------------------------------
U.S. Warrants - 0.4%
    DTI Holdings, Inc. (Telecommunications)*                               8,325           $        83
    Leap Wireless International, Inc.
      (Telecommunications)*                                                2,000                10,000
    Metricom, Inc. (Telecommunications)*                                     775                 7,750
    Motient Corp. (Telecommunications)##*                                    845                32,110
    Renaissance Cosmetics, Inc. (Consumer Goods
      and Services)*                                                       1,024                     0
    Sirius Satellite Radio Inc. (Media)##*                                 2,700               229,500
------------------------------------------------------------------------------------------------------
Total U.S. Warrants                                                                        $   279,443
------------------------------------------------------------------------------------------------------
Foreign Warrants - 0.5%
    Jazztel PLC (Telecommunications)##*                                    5,000           $   304,845
    Ono Finance PLC (Media)*                                               1,000                70,000
------------------------------------------------------------------------------------------------------
Total Foreign Warrants                                                                     $   374,845
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $512,919)                                                 $   654,288
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 7.8%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/00, due 11/01/00, total to
      be received $5,906,079 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account),
      at Cost                                                           $  5,905           $ 5,905,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $78,326,255)                                            74,271,113
Call Options Written - (0.2)%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Tyco International Ltd./January/65
      (Premiums Received, $178,250)                                            1           $  (178,250)
------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.9%                                                        1,452,612
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $75,545,475
------------------------------------------------------------------------------------------------------

  *Non-income producing security.
 **Non-income producing security, in default.
 ##SEC Rule 144A restriction.
  +Restricted security.
(+)Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $78,326,255)         $74,271,113
  Investment of cash collateral for securities loaned, at
    identified cost and value                                    6,802,572
  Cash                                                             123,066
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                  62,745
  Premium receivable on options written                            178,250
  Receivable for investments sold                                  326,819
  Interest and dividends receivable                              1,087,531
  Other assets                                                       1,108
                                                              ------------
      Total assets                                             $82,853,204
                                                              ------------
Liabilities:
  Payable to dividend disbursing agent                           $  95,508
  Collateral for securities loaned, at value                     6,802,572
  Written options outstanding, at value (premiums received,
    $178,250)                                                      178,250
  Payable to affiliates -
    Management fee                                                   3,263
    Administrative fee                                                  36
  Accrued expenses and other liabilities                           228,100
                                                              ------------
      Total liabilities                                       $  7,307,729
                                                              ------------
Net assets                                                    $ 75,545,475
                                                              ============

Net assets consist of:
  Paid-in capital                                              $79,901,575
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                (3,992,406)
  Accumulated distributions in excess of net investment
    income                                                        (363,694)
                                                              ------------
      Total                                                   $ 75,545,475
                                                              ============

Shares of beneficial interest outstanding                      6,473,828
                                                               =========
Net asset value per share (net assets / shares of beneficial
interest outstanding)                                            $11.67
                                                                 ======
See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                $  7,190,167
    Dividends                                                    459,696
    Foreign taxes withheld                                        (2,309)
                                                            ------------
      Total investment income                               $  7,647,554
                                                            ------------

  Expenses -

    Management fee                                          $    846,082
    Trustees' compensation                                       124,383
    Administrative fee                                            12,297
    Transfer and dividend disbursing agent fee                    19,470
    Custodian fee                                                 36,399
    Printing                                                      27,335
    Postage                                                        3,981
    Auditing fees                                                 24,677
    Legal fees                                                     2,257
    Miscellaneous                                                 78,966
                                                            ------------
      Total expenses                                        $  1,175,847
    Fees paid indirectly                                         (28,312)
                                                            ------------
      Net expenses                                          $  1,147,535
                                                            ------------
        Net investment income                               $  6,500,019
                                                            ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $  2,247,203
    Written option transactions                                  320,000
    Securities sold short                                        149,078
    Foreign currency transactions                                 (9,046)
                                                            ------------
        Net realized gain on investments and
          foreign currency transactions                     $  2,707,235
                                                            ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $(12,696,994)
    Translation of assets and liabilities in
      foreign currencies                                          62,738
                                                            ------------
      Net unrealized loss on investments and foreign
        currency translation                                $(12,634,256)
                                                            ------------
        Net realized and unrealized loss on investments
          and foreign currency                              $ (9,927,021)
                                                            ------------
          Decrease in net assets from operations            $ (3,427,002)
                                                            ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
--------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2000           1999
--------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $  6,500,019    $  3,648,790
  Net realized gain on investments and foreign currency
    transactions                                             2,707,235      10,041,563
  Net unrealized gain (loss) on investments and foreign
    currency translation                                   (12,634,256)        369,007
                                                          ------------    ------------
    Increase (decrease) in net assets from operations     $ (3,427,002)   $ 14,059,360
                                                          ------------    ------------
Distributions declared to shareholders -
  From net investment income                              $ (6,500,019)   $ (3,648,790)
  From net realized gain on investments and foreign
    currency transactions                                   (6,089,003)     (6,324,253)
  In excess of net investment income                           (59,917)       (516,404)
  From paid-in capital                                      (1,179,812)           --
                                                          ------------    ------------
    Total distributions declared to shareholders          $(13,828,751)   $(10,489,447)
                                                          ------------    ------------
  Net increase in net assets from trust share
    transactions                                          $  1,198,648    $  1,095,841
                                                          ------------    ------------
    Total increase (decrease) in net assets               $(16,057,105)   $  4,665,754
Net assets:
  At beginning of period                                    91,602,580      86,936,826
                                                          ------------    ------------

  At end of period (including accumulated distributions
    in excess of net investment income of $393,694 and
    $692,437 respectively)                                $ 75,545,475    $ 91,602,580
                                                          ============    ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                  2000               1999            1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $14.34             $13.76          $15.03          $15.23         $13.93
                                                      ------             ------          ------          ------         ------

Income from investment operations# -
  Net investment income                               $ 1.01             $ 0.57          $ 0.04          $ 0.11         $ 0.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (1.53)              1.66            1.01            2.66           2.82
                                                      ------             ------          ------          ------         ------
      Total from investment operations                $ (0.52)           $ 2.23          $ 1.05          $ 2.77         $ 2.95
                                                      ------             ------          ------          ------         ------

Less distributions declared to shareholders -
  From net investment income                          $(1.01)            $(0.57)         $(0.04)         $(0.10)        $(0.13)
  From net realized gain on investments and
    foreign currency transactions                      (0.95)             (1.00)          (2.28)          (2.87)         (1.52)
  In excess of net investment income                   (0.01)             (0.08)           --              --             --
  From paid in capital                                 (0.18)              --              --              --             --
                                                      ------             ------          ------          ------         ------

      Total distributions declared to
        shareholders                                  $(2.15)            $(1.65)         $(2.32)         $(2.97)        $(1.65)
                                                      ------             ------          ------          ------         ------
Net asset value - end of period                       $11.67             $14.34          $13.76          $15.03         $15.23
                                                      ======             ======          ======          ======         ======
Per share market value - end of period               $13.750            $16.750         $16.750         $19.000        $18.250
Total return                                           (4.33)%            11.08%           0.26%          23.29%         22.20%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.35%              1.23%           1.10%           1.12%          1.14%
  Net investment income                                 7.46%              3.79%           0.26%           0.72%          0.85%
Portfolio turnover                                        32%               137%             85%            119%            96%
Net assets at end of period (000 Omitted)            $75,545            $91,603         $86,937         $93,665        $93,161

  #Per share data is based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Special Value Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodity exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2000, the value of securities loaned was $6,462,986. These loans were collateralized by cash of $6,802,572, which was invested in the following short-term obligation:

                                                                                         IDENTIFIED COST
                                                                     SHARES                    AND VALUE
----------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      6,802,572                   $6,802,572

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The trust may enter into short sales. A short sale transaction involves selling a security which the trust does not own with the intent of purchasing it later at a lower price. The trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the trust must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the trust may be required to pay in connection with a short sale. Whenever the trust engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, $388,660 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between book and tax accounting for defaulted bonds and foreign currency transactions. This change had no effect on the net assets or net asset value per share. In addition, $1,179,812 was redesignated as a tax return of capital distribution.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the trust's average daily net assets and 3.40% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $35,000 for the year ended October 31, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $26,237,946 and $38,343,349, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                             $ 78,326,255
                                           ------------
Gross unrealized depreciation              $(19,708,269)
Gross unrealized appreciation                15,653,127
                                           ------------
 Net unrealized depreciation               $ (4,055,142)
                                           ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 6,473,828.219 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                YEAR ENDED OCTOBER 31, 2000    YEAR ENDED OCTOBER 31, 1999
                                ---------------------------    ---------------------------
                                   SHARES            AMOUNT       SHARES            AMOUNT
------------------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions    84,591        $1,198,648       70,078         $1,095,841
                                   ------       -----------       ------         ----------

(6) Line of Credit
The trust and other affiliated trusts participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2000, was $631. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                       NUMBER OF
                                       CONTRACTS                    PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period               0                   $       0
Options written                                2                     498,250
Options expired                               (1)                   (320,000)
                                                                   ---------
Outstanding, end of period                     1                   $ 178,250
                                               =                   =========

At October 31, 2000, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts - At October 31, 2000, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $62,745 with Merrill Lynch.

At October 31, 2000, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2000, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.04% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                         DATE OF       SHARE/PAR
DESCRIPTION                                          ACQUISITION          AMOUNT            COST           VALUE
----------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.                          9/25/95             250           --            $    15
Jitney-Jungle Stores of America, Inc.,
  12s, 2006                                               3/5/99       1,500,000       1,278,688          28,125
                                                                                                         -------
                                                                                                         $28,140
                                                                                                         =======



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the fund), including the schedule of portfolio investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Special Value Trust at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                     [Ernst & Young LLP Signature]
Boston, Massachusetts
December 8, 2000

 FEDERAL TAX INFORMATION

 IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

 THE TRUST HAS DESIGNATED $3,186,424 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2000.

 FOR THE YEAR ENDED OCTOBER 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
 CORPORATIONS IS 2.85%.

MFS(R) SPECIAL VALUE TRUST

TRUSTEES                                                 PORTFOLIO MANAGER
Marshall N. Cohan+(1) - Private Investor                 Robert J. Manning*

Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac            TREASURER
Surgery, Brigham and Women's Hospital; Professor         James O. Yost*
of Surgery, Harvard Medical School
                                                         ASSISTANT TREASURERS
The Hon. Sir J. David Gibbons, KBE+ (2) - Chief          Mark E. Bradley*
Executive Officer, Edmund Gibbons Ltd.; Chairman,        Robert R. Flaherty*
Colonial Insurance Company, Ltd.                         Laura F. Healy*
                                                         Ellen Moynihan*
Abby M. O'Neill+(2) - Private Investor
                                                         SECRETARY
Walter E. Robb, III+(1) - President and Treasurer,       Stephen E. Cavan*
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            ASSISTANT SECRETARY
Group, Inc. (office services)                            James R. Bordewick, Jr.*

Arnold D. Scott* - Senior Executive Vice                 TRANSFER AGENT, REGISTRAR, AND
President, Director, and Secretary, MFS Investment       DIVIDEND DISBURSING AGENT
Management                                               State Street Bank and Trust Company
                                                         c/o MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief Executive        P.O. Box 9024
Officer, MFS Investment Management                       Boston, MA 02205-9824
                                                         1-800-637-2304
J. Dale Sherratt+(1) - President, Insight
Resources, Inc. (acquisition planning specialists)       CUSTODIAN
                                                         State Street Bank and Trust Company
Ward Smith+(1) - Former Chairman (until 1994),
NACCO Industries (holding company)                       AUDITORS
                                                         Ernst & Young LLP
INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) SPECIAL VALUE TRUST                                          ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
500 Boylston Street, Boston, MA 02116.
                                                              MSVCE-2 12/00 11M